UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04710

The Asia Pacific Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2012

Date of reporting period: 9/30/2011

Item 1 – Reports to Stockholders

The Asia Pacific

Fund, Inc.

Semi-Annual Report

September 30, 2011

www.asiapacificfund.com

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

Robert H. Burns

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Grace C. Torres, Vice President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2011 were not audited and, accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) Pristine Advisers, our shareholders’ servicing agent toll-free at:

1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106

APBS

The Asia Pacific Fund, Inc.

As of September 30, 2011 (Unaudited)

OUR TOLL-FREE LINE:

1-888-4-ASIA-PAC

For further information on the Fund, please call. In addition, the Fund makes available monthly certain portfolio information. If you would like to receive this information please call the toll-free number indicated above.

Statistics

Total Net Assets	$103,444,747
Shares Outstanding	10,344,073
Net Asset Value	$10.00
Equity Investments	96.6%(a)

Total Returns (US Dollar terms)

(As of September 30, 2011)

	Market Price(b)	NAV(c)
3 months	-22.8%	-24.3%
6 months	-20.9%	-23.4%
9 months	-21.7%	-22.7%
1 Year	-15.1%	-17.4%
3 Years	30.3%	21.0%
5 Years	35.3%	30.9%
10 Years	341.3%	283.8%
Since inception (d)	637.2%	687.6%
Since inception (d)(e)	8.5%	8.8%

Other Information

Ticker Symbol	APB
Primary Exchange	NYSE
Dividend Repurchase Program	Yes

Portfolio Characteristics

(As of September 30, 2011)

Top Ten Equity Holdings

(% of Total Net Assets*)

Samsung Electronics Co. Ltd.	4.7%
Industrial & Commercial Bank of China	3.6%
Hyundai Mobis	3.5%
Agricultural Bank of China Ltd.	2.5%
Mediatek, Inc.	2.5%
BOC Hong Kong Holdings Ltd.	2.5%
Belle International Holdings Ltd.	2.4%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd.	2.4%
China Resources Cement Holdings Ltd.	2.3%
NHN Corp.	2.2%
*	Excluding short-term investments

Sector Breakdown: Top Ten Industries

(% of Total Net Assets)

Information Technology	22.4%
Banking	20.3%
Consumer Discretionary	15.6%
Industrials	10.2%
Materials	8.3%
Energy	5.3%
Diversified Telecommunications	3.6%
Money Market Mutual Fund	2.5%
Diversified Financials	2.4%
Real Estate-Developers	2.1%

Footnote section

(a)	Expressed as a percentage of total investments.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(c)	This information represents the historical net asset value (NAV) per share performance of the Fund. Net asset value per share performance has been computed by the Investment Manager and is calculated assuming reinvestment of dividends and distributions. Because net asset value per share performance does not reflect market price, it is not the same as total investment return.
(d)	Investment operations commenced on May 4, 1987.
(e)	Average annual return.

REPORT OF THE INVESTMENT MANAGER

For the period from March 31 to September 30, 2011 (Unaudited)

During the six-month period ended September 30, 2011, the Fund’s net asset value (NAV) per share decreased by US$3.06, from US$13.06 to US$10.00. In percentage terms, the Fund’s NAV fell by 23.4%. This compares with a decline of 20.7% based on its reference benchmark index, the MSCI All Countries (AC) Asia Ex-Japan Gross Index. The Fund’s share price fell by 20.9% over the period, from US$11.83 to US$9.36.

The chart below illustrates the performance of the Fund’s NAV per share during the period:

Source: Baring Asset Management, MSCI

Local Currencies vs. the US Dollar

Currency US$/Local rate	March 31, 2011	June 30, 2011	Sept. 30 2011	March 31 to Sept. 30, 2011 Change %
North Asia
Chinese Renminbi	6.55	6.46	6.39	2.5
Hong Kong Dollar	7.78	7.78	7.78	0.0
New Taiwan Dollar	29.41	28.72	30.48	-3.5
South Korean Won	1,097	1,068	1,178	-6.9
ASEAN
Philippines Peso	43.40	43.34	43.73	-0.7
Indonesian Rupiah	8,708	8,576	8,790	-0.9
Thai Baht	30.25	30.73	31.09	-2.7
Singapore Dollar	1.26	1.23	1.30	-3.3
Malaysian Ringgit	3.03	3.02	3.19	-5.1
South Asia
Vietnamese Dong	20,895	20,585	20,830	0.3
Sri Lankan Rupee	110.40	109.50	110.20	0.2
Indian Rupee	44.60	44.70	48.98	-8.9

Source: Factset (Baring Asset Management)

STOCK MARKET PERFORMANCE

Country - Index	March 31 to June 30, 2011 Market Change % US $	June 30 to Sept. 30, 2011 Market Change % US $	March 31 to Sept. 30, 2011 Market Change % US $
North Asia
MSCI Taiwan	1.7	-17.7	-16.3
MSCI Hong Kong	-1.0	-19.9	-20.7
MSCI Korea	0.9	-23.2	-22.5
MSCI China	-1.7	-25.2	-26.5
ASEAN
MSCI Philippines	3.3	-6.9	-3.8
MSCI Indonesia	8.0	-11.0	-3.9
MSCI Malaysia	3.5	-17.0	-14.0
MSCI Thailand	-1.9	-14.3	-15.9
MSCI Singapore	2.0	-18.2	-16.5
South Asia
MSCI Sri Lanka	-8.7	-2.0	-10.5
MSCI Vietnam	-3.8	-12.8	-16.2
MSCI India	-3.6	-19.9	-22.8
MSCI AC Asia Ex-Japan Gross	0.1	-20.8	-20.7

Source: Factset (Baring Asset Management)

COUNTRY ALLOCATION*

Country	March 31, 2011	June 30, 2011	Sept. 30, 2011
North Asia	73.5%	75.1%	73.6%
Hong Kong/China	35.3	37.2	35.2
South Korea	23.9	23.4	22.5
Taiwan	14.3	14.5	15.9
ASEAN	17.0	16.6	10.3
Indonesia	5.6	5.4	3.9
Singapore	5.6	5.4	3.9
Thailand	1.2	1.7	1.4
Malaysia	2.8	3.0	1.1
Philippines	1.8	1.1	—
South Asia	9.3	7.5	8.5
India	7.1	5.8	6.4
Vietnam	0.8	0.7	0.7
Sri Lanka	1.4	1.0	1.4
Cash & Other	0.2	0.8	7.6

* Rounded up to the nearest tenth of one percent. Expressed as a percentage of net assets.

PORTFOLIO & MARKET REVIEW

Asian equity markets recorded a fall of 20.7% in US dollar terms for the six month period ended September 30, 2011. The top three performing markets in the Index were the Philippines (-3.8%), Indonesia (-3.9%) and Sri Lanka (-10.5%). The bottom three were China (-26.5%), India (-22.8%) and Korea (-22.5%). With the exception of the Chinese Renminbi, Vietnamese Dong and Sri Lankan Rupee, currencies of the Fund’s portfolio countries weakened against the US dollar.

Asian equity markets traded within a small range in the first four months of the period. But the months of August and September disrupted the tight trading range significantly. Macro uncertainties weighed heavily on investors’ sentiment. Concerns included the following: firstly, how are indebted European nations going to refinance themselves, and will the details of the solution agreed by the political leaders prove sufficient to safeguard the European banking system; secondly, will the US and Europe fall into a severe recession; and, thirdly, given the likely negative impact on global trade, local governments’ indebtedness and the burgeoning ‘informal lending’ sector, will we see a ‘hard landing’ in China?

Over the period under review, at a geographical level, the ASEAN markets continued to be the clear leaders, whereas the markets most impacted by high inflation, India and China, again suffered. Some profit-taking was seen in Korea after a strong rally through last year. Among sectors, defensives outperformed more economically sensitive areas. Telecoms and Consumer Staples led, while Industrials, Materials and Financials lagged.

As far as the Fund’s activity is concerned, at the geographical level, we took some profits in outperformers such as Indonesia, the Philippines and further increased our caution on Malaysia, Singapore and Hong Kong. Proceeds were used firstly to raise the exposure to Taiwan and India, and, secondly, to build some cash reserves, given the heightened market volatility. [Post-script: this cash was invested in the first two weeks of October]. At the sectoral level, we added to Financials, Information Technology and Telecommunication Services, sourced from a reduction of the exposure to Industrials, Utilities, Energy and Health Care.

Over the period, the Fund’s NAV was down 23.4% in US dollar terms. The Fund underperformed its reference benchmark, which fell by 20.7%. The underperformance was substantially incurred in the month of September, as a number of our more economically sensitive investments in China suffered during the month. The underperformance was partly offset by positive stock selection from Taiwan and Korea, as well as the effect of holding cash in a falling market. At the individual stock level, positive contributors included Catcher Technology (Taiwan), AirAsia (Malaysia), Hyundai Mobis (Korea), Hyundai Department Store (Korea) and Samsung Engineering (Korea). Detractors at the individual stock level included CSR Corp (China), China Mobile (China), Hyundai Heavy Industries (Korea), Borneo Lumbung Energi & Metal (Indonesia) and Agricultural Bank of China (China).

Baring Asset Management (Asia) Ltd.

November 9, 2011

THE ASIA PACIFIC FUND, INC.

Portfolio of Investments

September 30, 2011

(Unaudited)

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS—92.4%
	EQUITIES—91.7%
	CHINA (INCLUDING HONG KONG)—35.2%
8,047,000	Agricultural Bank of China Ltd. (Class “H” Shares)	$2,627,489
	(Banking)
420,800	AIA Group Ltd.	1,191,681
	(Diversified Financials)
1,428,000	Belle International Holdings Ltd.	2,461,863
	(Consumer Discretionary)
1,200,500	BOC Hong Kong Holdings Ltd.	2,538,237
	(Banking)
1,506,000	Brilliance China Automotive Holdings Ltd.(a)	1,167,651
	(Consumer Discretionary)
2,197,680	Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (Class “H” Shares)	2,455,861
	(Industrials)
2,443,000	China High Precision Automation Group Ltd.	927,613
	(Information Technology)
3,600,000	China Resources Cement Holdings Ltd.	2,370,221
	(Materials)
303,000	China Shenhua Energy Co. Ltd. (Class “H” Shares)	1,188,079
	(Energy)
3,136,000	China Southern Airlines Co. Ltd. (Class “H” Shares)(a)	1,440,998
	(Industrials)
978,000	China Unicom Hong Kong Ltd.	1,988,386
	(Diversified Telecommunications)
1,095,500	China ZhengTong Auto Services Holdings Ltd.(a)	972,371
	(Consumer Discretionary)

Shares	Description	Value (Note 1)
862,000	CNOOC Ltd.	$1,386,006
	(Energy)
1,438,000	Dongfeng Motor Group Co. Ltd. (Class “H” Shares)	1,949,484
	(Consumer Discretionary)
7,714,000	Industrial & Commercial Bank of China (Class “H” Shares)	3,725,016
	(Banking)
587,750	L’Occitane International SA (Hong Kong Exchange)	1,183,841
	(Consumer Discretionary)
1,166,000	PetroChina Co. Ltd. (Class “H” Shares)	1,412,372
	(Energy)
184,500	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares)	1,031,596
	(Diversified Financials)
1,309,500	Sany Heavy Equipment International Holdings Co. Ltd.	1,035,045
	(Industrials)
1,878,000	Springland International Holdings Ltd.	1,231,711
	(Consumer Discretionary)
91,000	Sun Hung Kai Properties Ltd.	1,043,953
	(Real Estate-Developers)
229,900	Wharf Holdings Ltd.	1,134,251

	(Real Estate-Developers)
		36,463,725

	INDIA—6.4%
218,892	Bharti Airtel Ltd.	1,681,512
	(Diversified Telecommunications)
120,073	ICICI Bank Ltd.	2,118,037
	(Banking)
48,978	Larsen & Toubro Ltd.	1,349,839
	(Industrials)
68,143	Tata Consultancy Services Ltd.	1,434,211

	(Information Technology)
		6,583,599

See Notes to Financial Statements.

Shares	Description	Value (Note 1)
	INDONESIA—3.9%
1,669,000	PT Bank Rakyat Indonesia Persero Tbk	$1,092,810
	(Banking)
11,466,000	PT Borneo Lumbung Energi & Metal Tbk(a)	1,144,081
	(Materials)
1,117,000	PT Indocement Tunggal Prakarsa Tbk	1,758,892

	(Materials)
		3,995,783

	MALAYSIA—1.1%
537,100	CIMB Group Holdings Bhd	1,164,016

	(Banking)

	SINGAPORE—3.9%
1,319,000	Genting Singapore PLC(a)	1,531,545
	(Consumer Discretionary)
176,210	Keppel Corp. Ltd.	1,033,341
	(Industrials)
112,000	United Overseas Bank Ltd.	1,440,183

	(Banking)
		4,005,069

	SOUTH KOREA—22.5%
57,970	Hana Financial Group, Inc.	1,685,565
	(Banking)
5,623	Hyundai Heavy Industries Co. Ltd.	1,305,484
	(Industrials)
12,764	Hyundai Mobis	3,615,230
	(Consumer Discretionary)
11,666	Hyundai Motor Co.	2,039,425
	(Consumer Discretionary)
59,576	KB Financial Group, Inc.	1,968,517
	(Banking)
25,649	KT&G Corp.	1,596,242
	(Consumer Staples)
7,519	LG Chem Ltd.	1,993,018
	(Materials)
11,800	NHN Corp.(a)	2,248,096
	(Information Technology)

Shares	Description	Value (Note 1)
6,899	Samsung Electronics Co. Ltd.	$4,817,271
	(Information Technology)
10,276	Samsung Engineering Co. Ltd.	1,983,956

	(Industrials)
		23,252,804

	SRI LANKA—1.4%
711,745	Sampath Bank PLC	1,408,635

	(Banking)

	TAIWAN—15.9%
250,000	Catcher Technology Co. Ltd.	1,431,352
	(Information Technology)
482,000	Formosa Plastics Corp.	1,270,627
	(Materials)
261,185	Fubon Financial Holding Co. Ltd.	269,710
	(Diversified Financials)
87,500	HTC Corp.	1,921,227
	(Information Technology)
44,000	Largan Precision Co. Ltd.	1,016,081
	(Information Technology)
239,000	Mediatek, Inc.	2,598,803
	(Information Technology)
1,772,760	Mega Financial Holding Co. Ltd.	1,217,325
	(Banking)
728,000	Quanta Computer, Inc.	1,394,588
	(Information Technology)
572,000	Radiant Opto-Electronics Corp.	1,604,473
	(Information Technology)
313,000	Simplo Technology Co. Ltd.	1,922,432
	(Information Technology)
812,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,827,619

	(Information Technology)
		16,474,237

	THAILAND—1.4%
173,800	PTT PCL	1,453,691

	(Energy)
	Total equities (cost $96,181,319)	94,801,559

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Portfolio of Investments

September 30, 2011

(Unaudited) Continued

Shares	Description	Value (Note 1)
	EXCHANGE TRADED FUND—0.7%
	VIETNAM
44,250	Market Vectors Vietnam ETF (New York Stock Exchange) (cost $1,066,605)	$763,312

	Total long-term investments (cost $97,247,924)	95,564,871

	SHORT-TERM INVESTMENT—2.5%
	MONEY MARKET MUTUAL FUND
	UNITED STATES
2,613,149	JPMorgan Prime Money Market Fund/Premier (cost $2,613,149)	2,613,149

	Total Investments—94.9% (cost $99,861,073; Note 4)	98,178,020
	Other assets in excess of liabilities—5.1%	5,266,727

	Net Assets—100.0%	$103,444,747

The following annotation is used in the Portfolio of Investments:

ETF—Exchange Traded Fund

(a)	Non-income producing security.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Equities
China (including Hong Kong)	$—	$36,463,725	$—
India	—	6,583,599	—
Indonesia	—	3,995,783	—
Malaysia	—	1,164,016	—
Singapore	—	4,005,069	—
South Korea	—	23,252,804	—
Sri Lanka	1,408,635	—	—
Taiwan	—	16,474,237	—
Thailand	—	1,453,691	—
Exchange Traded Fund
Vietnam	763,312	—	—
Money Market Mutual Fund	2,613,149	—	—

Total	$4,785,096	$93,392,924	$—

See Notes to Financial Statements.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period (3/31/11).

Fair value of Level 2 investments at 3/31/11 was $1,618,720. $73,439,015 of the market value of investments at 3/31/11 was transferred into Level 2 from Level 1 at 9/30/11 as a result of using third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2011 was as follows:

Information Technology	22.4%
Banking	20.3
Consumer Discretionary	15.6
Industrials	10.2
Materials	8.3
Energy	5.3
Diversified Telecommunications	3.6
Money Market Mutual Fund	2.5
Diversified Financials	2.4
Real Estate-Developers	2.1
Consumer Staples	1.5
Exchange Traded Fund	0.7

94.9
Other assets in excess of liabilities	5.1

Total	100.0%

The effects of derivative instruments on the Statement of Operations for the six months ended September 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Stock Index Futures
Equity contracts	$(116,187)

For the six months ended September 30, 2011, the Fund did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Assets and Liabilities

September 30, 2011

(Unaudited)

Assets
Investments, at value (cost $99,861,073)	$98,178,020
Foreign currency (cost $104,774)	104,769
Receivable for investments sold	6,407,872
Prepaid assets	131,346
Dividends and interest receivable	71,158

Total assets	104,893,165

Liabilities
Payable for investments purchased	1,097,617
Accrued expenses and other liabilities	234,770
Investment management fee payable	91,968
Administration fee payable	24,063

Total liabilities	1,448,418

Net Assets	$103,444,747

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	129,367,862

129,471,303
Undistributed net investment income	340,918
Accumulated net realized loss on investment and foreign currency transactions	(24,673,326)
Net unrealized depreciation on investments and foreign currencies	(1,694,148)

Net Assets, September 30, 2011	$103,444,747

Net Asset Value per share: ($103,444,747 / 10,344,073 shares of common stock outstanding)	$10.00

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Operations

Six Months Ended September 30, 2011

(Unaudited)

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $209,044)	$1,669,600

Expenses
Investment management fee	614,131
Administration fee	165,761
Custodian’s fees and expenses	95,000
Legal fees and expenses	94,000
Insurance expense	70,000
Directors’ fees	68,000
Reports to shareholders	63,000
Audit fees and expenses	20,000
Transfer agent’s fees and expenses	16,000
Registration expenses	13,000
Miscellaneous	66,977

Total expenses	1,285,869

Net investment income	383,731

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Transactions
Net realized gain (loss) on:
Investment transactions	3,409,540
Foreign currency transactions	(294,936)
Financial futures transactions	(116,187)

2,998,417

Net change in unrealized appreciation (depreciation) on:
Investments	(34,997,783)
Foreign currencies	(15,995)

(35,013,778)

Net loss on investments, foreign currency and futures transactions	(32,015,361)

Net Decrease in Net Assets Resulting From Operations	$(31,631,630)

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Changes in Net Assets

(Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2011	Year Ended March 31, 2011

Operations

Net investment income (loss)	$383,731	$(612,531)

Net realized gain on investments, foreign currency and futures transactions	2,998,417	11,019,856

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(35,013,778)	11,228,872

Net increase (decrease) in net assets resulting from operations	(31,631,630)	21,636,197

Total increase (decrease)	(31,631,630)	21,636,197

Net Assets

Beginning of period	135,076,377	113,440,180

End of period(a)	$103,444,747	$135,076,377

(a) Includes undistributed net investment income of:	$340,918	$—

THE ASIA PACIFIC FUND, INC.

Notes to Financial Statements

(Unaudited)

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates and assumptions.

Securities Valuation Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Notes to Financial Statements

(Unaudited) Continued

most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions Dividends from net investment income, if any, are declared and paid at least annu-

ally in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and capital gain to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes.

Withholding tax on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 2. Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the "Investment Manager") and an administration agreement with Prudential Investments LLC (the "Administrator").

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2011 aggregated $88,721,265 and $96,362,178, respectively. 65 index futures contracts were bought and sold/closed with an aggregate value of $5.59 million and $5.71 million, respectively.

Note 4. Tax Information

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation on a tax basis as of September 30, 2011 were as follows:

Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Total Net Unrealized Depreciation
$100,567,015	$12,262,193	$(14,651,188)	$(2,388,995)

The difference between book basis and tax basis is attributable to deferred losses on wash sales and investments in passive foreign investment companies as of the most recent fiscal year end.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2011 of approximately $26,983,000, of which $11,628,000 expires in 2017 and

THE ASIA PACIFIC FUND, INC.

Notes to Financial Statements

(Unaudited) Continued

$15,355,000 expires in 2018. The Fund utilized approximately $10,415,000 of its capital loss carryforward to offset net taxable gains realized in the year ended March 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6. Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $10,000,000 (prior to July 28, 2010: $15,000,000) or 16.67% (previously: 20%) of the Fund's net assets, whichever is less. Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee of 0.15% (previously: 0.13%) on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund's obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage. For the six months ended September 30, 2011, there were no borrowings under this credit facility.

Note 7. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03 "Reconsideration of Effective control for Repurchase Agreements". The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor's ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

THE ASIA PACIFIC FUND, INC.

Financial Highlights

(Unaudited)

Per Share Operating Performance:	Six Months Ended September 30, 2011		Year Ended March 31,
			2011		2010		2009		2008		2007
Net asset value, beginning of period	$13.06		$10.97		$6.75		$21.70		$24.03		$20.54

Net investment income (loss)	0.04		(0.06)		(0.06)		0.12		0.09		0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.10)		2.15		4.28		(9.97)		5.73		6.37

Total from investment operations	(3.06)		2.09		4.22		(9.85)		5.82		6.45

Less dividends and distributions:
Dividends from net investment income	—		—		—		(0.04)		(0.91)		(0.20)
Distributions paid from capital gains	—		—		—		(5.06)		(7.24)		(2.76)

Total dividends and distributions	—		—		—		(5.10)		(8.15)		(2.96)

Net asset value, end of period	$10.00		$13.06		$10.97		$6.75		$21.70		$24.03

Market value, end of period	$9.36		$11.83		$9.95		$6.23		$19.75		$21.22

Total investment return(a):	(20.88)%		18.89%		59.71%		(41.95)%		28.68%		30.39%

Ratios to Average Net Assets:
Total expenses (including loan interest)	1.94%	(c)(d)	2.01%	(b)(c)	2.22%	(b)(c)	1.95%	(c)	1.54%	(b)(c)	1.78%	(b)
Net investment income (loss)	0.58%	(d)	(0.51)%		(0.61)%		0.79%		0.31%		0.35%
Supplemental Data:
Average net assets (000 omitted)	$132,609		$120,668		$100,915		$151,467		$297,765		$230,490
Portfolio turnover rate	68%	(e)	136%		184%		220%		105%		86%
Net assets, end of period (000 omitted)	$103,445		$135,076		$113,440		$69,864		$224,476		$248,532

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
(b)	The expense ratio without loan interest expense would have been 2.00%, 2.21%, 1.52% and 1.68% for the fiscal years ended March 31, 2011, 2010, 2008 and 2007, respectively.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.

Shown above are selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share.

See Notes to Financial Statements.

Board of Directors’ Approval of Continuance of Investment Management Agreement

At a meeting held on May 13, 2011, the Board of Directors of the Fund (the “Board”), including a majority of the disinterested directors (the “Directors”), approved the continuance of the investment management agreement (the “Investment Management Agreement”) between the Fund and Baring Asset Management (Asia) Limited (the “Investment Manager”). Prior to acting on the continuance of the Investment Management Agreement, the Directors considered the factors discussed below.

Factors Considered by the Board

Prior to approval of the continuance of the Investment Management Agreement, the Directors had evaluated information provided by the Investment Manager. They reviewed the Investment Management Agreement with the Investment Manager and with experienced Fund counsel, who are independent of the Investment Manager, and who advised on the relevant legal standards.

Based on their experience gained as Fund Directors, the Directors considered their knowledge of the nature and quality of the services provided by the Investment Manager to the Fund and their overall confidence in the Investment Manager’s integrity and competence. The Directors noted that they receive presentations at regular Board meetings from the Investment Manager on the investment results of the Fund and review extensive materials and information provided by the Investment Manager.

The Directors also considered all other factors they believed relevant, including the specific matters described below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors.

The Directors determined that the selection of the Investment Manager to manage the Fund and the overall arrangements between the Fund and the Investment Manager, including the investment management fee, as provided in the Investment Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations include the following:

Nature, extent and quality of services provided by the Investment Manager

The Directors considered the scope and quality of services provided by the Investment Manager under the Investment Management Agreement, including the quality of the investment research capabilities of the Investment Manager and the other resources it has dedicated to performing services for the Fund. They noted the professional experience of the Fund’s portfolio management team and other senior personnel of the Investment Manager. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Management Agreement.

Costs of Services Provided and Profitability to the Investment Manager

The Directors reviewed a schedule of the expenses and assets under management for 2010 and the estimated profitability of the Investment Management Agreement to the Investment Manager for 2010. The Directors reviewed the Investment Manager’s memorandum describing the assumptions and methods of allocation of estimated costs of managing the Fund in 2010 and in preparing Fund-specific profitability data.

The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on profitability of the Investment Manager’s relationship with the Fund before taxes. The Directors concluded that they were satisfied that the Investment Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The Directors considered the benefits to the Investment Manager from its relationship with the Fund other than fees payable under the Investment Management Agreement, including but not limited to soft dollar arrangements whereby the Investment Manager receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund, on an agency basis. The Directors recognized that the Investment Manager’s profitability would be somewhat lower without these benefits. The Directors also believe that the Investment Manager derives reputational and other benefits from its association with the Fund.

Investment Results

The Directors considered the investment results of the Fund as compared to other funds investing in Asia Pacific countries ex-Japan as provided by Morningstar, Inc. (“Morningstar Universe) and as compared to the MSCI All Countries Asia Ex-Japan Gross Index (the “Index”). The Directors reviewed information showing performance of the Fund as compared to the Index and to funds in the Morningstar Universe over the 4-month and 1-, 3-, 5- and 10-year periods ended April 30, 2011. The Directors noted that the Fund’s net asset value performance had been above that of the Index, and in the first quartile of the funds in the Morningstar Universe, for the 4-month and 1-, 5- and 10-year periods, and below that of the Index, and in the second quartile of the funds in the Morningstar Universe, for the 3-year period. The Directors considered that the Fund’s investment performance was satisfactory.

Advisory Fees

The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and information prepared by Lipper, Inc. (“Lipper”) concerning fee rates paid by other funds in the same Lipper category as the Fund, that is, “Pacific Ex Japan Funds.” The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. Nonetheless, the Directors noted that the Fund’s advisory fee as a percentage of average net assets was competitive with the average of Lipper’s Pacific Ex Japan Funds. The information reviewed by the Directors showed that the Fund’s effective fee rate under the Investment Management Agreement for calendar 2010 was .96%, as compared to Lipper’s Pacific Ex Japan Funds’ average of .97%.

The Directors also considered the fees the Investment Manager charges the only other registered investment company it manages, which invests in China, and with the Investment Manager’s other clients with investment objectives similar to those of the Fund. The Directors noted that the Investment Manager’s only other registered investment company client’s advisory fee schedule and combined advisory/administrative fee schedule were each higher than the Fund’s comparable fee schedules. They also noted that the advisory fee schedules for other institutional accounts with a comparable investment objective were lower and the Investment Manager’s representation that fees charged to these accounts were lower because they did not entail the same regulatory, supervisory or compliance costs that are incurred with respect to registered closed-end funds. The Investment Manager indicated that for some of these other institutional clients there are also performance fees. The Directors noted that the application of such institutional fee schedule to the Fund’s level of assets would have resulted in a fee that would have been lower than that resulting from the Investment Management Agreement.

Board of Directors’ Approval of Continuance of Investment Management Agreement Continued

The Investment Manager reviewed with the Directors the significantly greater scope of services it provides to the Fund relative to institutional clients. In light of this information, the Directors did not place significant weight on the fee comparisons with institutional accounts.

Economies of Scale

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent a rights offering or an acquisition. In such circumstances, they did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations. The Directors noted, however, that the advisory fee schedule for the Fund contains a breakpoint at $100 million so that, when assets exceed the breakpoint, the fee rate is reduced from 1.00% to .70% on the incremental assets. The Directors concluded that the Fund’s breakpoint arrangements established a reasonable basis for realizing economies of scale should they exist.

Supplemental Proxy Information

An Annual Meeting of Stockholders was held on August 17, 2011. At such meeting the stockholders elected the following Class I Directors.

Approval of Directors

Class I	Affirmative Votes Cast	Shares Withheld
Robert H. Burns	6,064,751	3,029,911
Michael J. Downey	6,213,303	2,881,359
Duncan M. McFarland	6,667,522	2,427,140

Additional Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q for its first and third fiscal quarters and within 60 days of the fiscal quarter end. Once filed, the Fund’s Form N-Q is available without charge on the SEC’s website (http//www.sec.gov) or by calling the Fund toll free at 1-(888) 4-ASIA-PAC. You can also obtain copies of the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (please call the SEC at (800) 732-0330 for information on the operation of the Public Reference Room).

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http//www.sec.gov) or on or through the Fund’s website address (www.asiapacificfund.com).

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ BRIAN A. CORRIS
Brian A. Corris
President and Principal Executive Officer

Date November 23, 2011

By (Signature and Title)*	/S/ M. SADIQ PESHIMAM
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date November 23, 2011

*	Print the name and title of each signing officer under his or her signature.